EXHIBIT 99.1

                                  Certification
                                       of
                             American River Holdings
            pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
   regarding Quarterly Report on Form 10-Q for the quarter ended June 30, 2002


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of American River Holdings, a California corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



         Dated:   August 2, 2002              -------------------------------
                                              David T. Taber
                                              Chief Executive Officer

         Dated:   August 2, 2002              -------------------------------
                                              Mitchell A. Derenzo
                                              Executive Vice President and
                                              Chief Financial Officer


                                                                               4